FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                                 January 7, 1997
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                Date of Report (Date of earliest event reported)




                                ILX Incorporated
         ---------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                                     ARIZONA
                                     -------
                                 (State or other
                                 jurisdiction of
                                 incorporation)

33-16122                                                              86-0564171
--------                                                              ----------
(Commission File                                              (I.R.S. Employer
Number)                                                      Identification No.)



                 2111 E. Highland, Suite 210, Phoenix, AZ 85016
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               (Address of principal executive offices) (Zip Code)





                                 (602) 957-2777
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               Registrant's telephone number, including area code

Item 5. Other Events.

          Effective January 7, 1997, ILX Incorporated ("ILX") and Texas Capital Securities ("TCS") entered into a Letter Agreement regarding financial advisory services (the "Letter Agreement") and an Option Agreement regarding options on up to 500,000 shares of ILX common stock (the "Option Agreement"). The Letter Agreement is dated January 7, 1997 and was executed on or about January 7, 1997, and the Option Agreement is dated as of January 7, 1997 and was executed on or about January 27, 1997. The Letter Agreement is attached to this Form 8-K as
Exhibit 10A and the Option Agreement is attached as Exhibit 10B.

         Under the terms of the Letter Agreement, TCS is to assist ILX in identifying potential sources of capital, including equity investors, develop a business plan for ILX's subsidiary, Red Rock Collection Incorporated, advise ILX as to structure, form and valuation of proposed business combinations and common ventures and financing, counsel ILX regarding, and participate in, negotiations and discussions with potential investors and regarding definitive acquisition agreements or letters of intent, if any, and render other financial advisory services to which the parties may agree. The Letter Agreement has a one-year term, although at ILX's election, it may be extended for a longer period, on a month-to-month basis.

         In exchange for the above services under the Letter Agreement, ILX granted TCS options to acquire 500,000 shares of ILX's common stock (the "Common Stock") pursuant to the Option Agreement. The Option Agreement provides that TCS receives options for up to 250,000 shares of the Common Stock exercisable at a price of $1.25 per share on or before June 30, 1997 (the "First Option"). If TCS exercises the First Option in full prior to its expiration date, TCS may exercise options for up to 125,000 shares of the Common Stock exercisable at a price of $1.75 per share on or before September 30, 1997 (the "Second Option"). If TCS then exercises the Second Option in full prior to its expiration date, TCS may exercise options for up to 125,000 shares of the Common Stock exercisable at a price for $2.00 per share on or before December 15, 1997 (the "Third Option"). The term of the Third Option will be extended to the extent that ILX extends the term of the Letter Agreement.

         Concurrently with the execution of the Letter Agreement, an affiliate and shareholder of ILX, Martori Enterprises Incorporated ("MEI"), also entered a letter agreement with TCS regarding financial advisory services (the "MEI Letter Agreement"). The MEI Letter Agreement is dated and was executed as of January 7, 1997. The MEI Letter Agreement is attached to this Form 8-K as Exhibit 10C. Under the terms of the MEI Letter Agreement, TCS is to assist MEI to, among other things, assess and evaluate MEI's existing and prospective investments and identify business opportunities and investors, advise MEI as to form and valuation of proposed business combinations and common ventures and financing, counsel MEI regarding, and participate in, negotiations and discussions with potential investors, render investment advice to MEI and its Defined Benefit Pension Plan and such other financial advisory services to which the parties may agree. The MEI Letter Agreement has a one year term, although at MEI's election, it may be extended for a longer period, on a month-to-month basis. In exchange for the above services under the MEI Letter Agreement, MEI provided TCS with 50,000 shares of ILX common stock then owned by MEI.

         The above descriptions of the Letter Agreement, the Option Agreement and the MEI Letter Agreement are qualified in their entirety by reference to those Agreements.

Item 7. Financial Statements and Exhibits.

         The Exhibits required by Item 601 of Regulation S-K have been supplied as follows:

Exhibit
Numbers                    Description of Exhibit                       Page No.
--------------------------------------------------------------------------------

  10A                      Letter Agreement                                    5
  10B                      Option Agreement                                    7
  10C                      MEI Letter Agreement                               15

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ILX Incorporated,
                                            an Arizona corporation


                                            /s/ Nancy J. Stone
                                            ------------------------------
                                            Nancy J. Stone
                                            President

Date:  February 10, 1997